Filed pursuant to Rule 497(e)
Registration Nos. 333-165633 and 811-22397

IronBridge Small Cap Fund                              IBSCX

a series of IronBridge Funds, Inc.

Supplement dated November 29, 2017 to the Statement of Additional Information dated October 30, 2017

At a special shareholder meeting held on November 14, 2017, shareholders of the Fund approved an investment advisory agreement between RMB Capital Management, LLC (the “Adviser”) and IronBridge Funds, Inc. (the “Company”), on behalf of the Fund (the “Advisory Agreement”). The Fund, its investment objective, and its principal investment strategies, risks and restrictions did not change as a result of the Advisory Agreement’s approval. The Advisory Agreement contains substantially similar terms with respect to the services provided by the Adviser, and an identical contractual fee as the previously effective investment advisory agreement between the Adviser and the Company.

The Advisory Agreement, effective November 14, 2017, has an initial term of two years and is required to be approved annually thereafter by the Board or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended). Each annual renewal must also be approved by the separate vote of the Company’s independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board, by vote of a majority of a Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment. Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Board.

As a result of the approval, information within the Statement of Additional Information is amended to reflect the new Advisory Agreement, as described above.

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Please retain this supplement for future reference.